Exhibit 99.1

Execution Version

SHAREHOLDER SUPPORT AND VOTING AGREEMENT

SHAREHOLDER SUPPORT AND VOTING AGREEMENT, dated as of August 19, 2016 (this “Agreement”), by and among F.A.B. Holdings I LP, a Delaware limited partnership (the “Parent”), CIFC LLC, a Delaware limited liability company (the “Company”), and DFR Holdings, LLC, a Delaware limited liability company (the “Shareholder”).

RECITALS

WHEREAS, contemporaneously with the execution of this Agreement, Parent, the Company, and CIFC Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of August 19, 2016 (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”);

WHEREAS, as of the date of this Agreement, the Shareholder is the record owner and Beneficial Owner (as hereinafter defined) of the number of outstanding Common Shares (as defined in the Merger Agreement) set forth opposite the Shareholder’s name on Schedule 1 hereto, all of which shares the Shareholder controls the right to vote;

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Shareholder agrees, and the Shareholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein, including with respect to the Covered Shares (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

ARTICLE 1

GENERAL

1.1          Defined Terms.  The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Bankruptcy and Equity Exception” means the extent to which the enforceability of a Contract may be limited by (a) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting the enforcement of creditors’ rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at law).

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding,

relationship or otherwise, (i) is the record owner of such security; (ii) has or shares voting power which includes the power to vote, or to direct the voting of, such security; and/or (iii) has or shares investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act.  The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Owner” shall have a correlative meaning.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Covered Shares” means the Existing Shares that are Beneficially Owned by the Shareholder, together with any other Common Shares or other voting securities of the Company and any securities convertible into or exercisable or exchangeable for Common Shares or other voting securities of the Company, in each case that the Shareholder acquires Beneficial Ownership of prior to the termination of this Agreement in accordance with this Agreement.  For the avoidance of doubt, “Covered Shares” shall include all of the Common Shares covered by that certain warrant agreement, dated as of December 31, 2013 and as amended from time to time (the “Warrant Agreement”), by and between CIFC Corp. and the Shareholder (such Common Shares, the “Warrant Shares”).

“Existing Shares” means the number of Common Shares set forth opposite the Shareholder’s name on Schedule 1 hereto.

“Permitted Transfer” means a Transfer by a Shareholder (or an Affiliate thereof) to an Affiliate of the Shareholder, provided that such transferee Affiliate agrees in writing to assume all of such transferring Shareholder’s obligations hereunder in respect of the securities subject to such Transfer and to be bound by, and comply with, the terms of this Agreement, with respect to the Covered Shares that are subject to such Transfer, to the same extent as such transferring Shareholder is bound hereunder, provided further that such transferee Affiliate is an “accredited investor” within the meaning of  Rule 501(a) under the Securities Act of 1933, as amended.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option, derivative or other agreement or understanding (including any profit or loss sharing arrangement) with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition.

“Shareholders Agreement” means that certain Third Amended and Restated Shareholders Agreement, dated as of December 2, 2013, by and between the Company and DFR Holdings, LLC.

ARTICLE 2

VOTING

2.1          Agreement to Vote.  The Shareholder hereby agrees that during the term of this Agreement, at the Company Shareholders Meeting and at any other meeting of the shareholders of the Company, however called, including any adjournment, recess or postponement thereof, and in connection with any written consent of the shareholders of the Company, the Shareholder shall, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(a)           appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)           vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares: (i) in favor of the Merger and the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including any amended Merger Agreement or amendment to the Merger Agreement that increases the per share Merger Consideration or otherwise is or results in the Merger Agreement being more favorable to the Shareholder than the Merger Agreement in effect as of the date of this Agreement; (ii) in favor of the approval of any proposal to adjourn or postpone any meeting of the shareholders of the Company to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Shareholder contained in this Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, frustrate, prevent, nullify, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Parent’s, the Company’s or Merger Sub’s conditions under the Merger Agreement, any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s article of incorporation or bylaws); (v) against any reorganization, recapitalization, dissolution, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger; and (vi) against any Acquisition Proposal;

provided, however, that, notwithstanding the foregoing, in the event that there is any amendment to the Merger Agreement which (x) reduces the Merger Consideration, or (y) materially adversely affects the holders of the Common Shares, the Shareholder shall have no obligation to vote any of its Common Shares in accordance with this Section 2.1 in favor of the Merger or with respect to the Merger Agreement as so amended.

2.2          No Inconsistent Agreements.

(a)           The Shareholder hereby represents, covenants and agrees that, except for this Agreement and the Shareholder Agreement, the Shareholder (i) has not entered into, and shall not enter into, any voting agreement, voting trust or similar agreement or understanding, with respect to any of the Covered Shares, (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any of the Covered Shares, (iii) has not given, and shall not give, any voting instructions in any manner inconsistent with clause (a) and clause (b) of Section 2.1, with respect to any of the Covered Shares and (iv) has not taken and shall not knowingly take any action that would constitute a breach hereof, make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing any of its obligations under this Agreement.

2.3          Other Voting. The Shareholder may vote on all issues that may come before a meeting of the shareholders of the Company in its sole discretion; provided that such vote does not contravene the provisions of this Article 2.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Shareholder.  The Shareholder hereby represents and warrants to Parent as follows:

(a)           Organization; Authorization; Validity of Agreement; Necessary Action.  The Shareholder is duly organized, validly existing, in good standing under the Law of its jurisdiction of organization, and is an “accredited investor” within the meaning of  Rule 501(a) under the Securities Act of 1933.  The Shareholder has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.  The execution and delivery by the Shareholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary company, partnership or other action, as applicable, by the Shareholder and no other actions or proceedings on the part of the Shareholder or any shareholder or equity holder thereof or any other Person are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by the Shareholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.  If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(b)           Ownership.   The Shareholder is the owner of record and Beneficial Owner of the Shareholder’s Existing Shares, free and clear of any Liens and any other limitations or restrictions (including any restrictions on the right to vote), other than (i) any Liens pursuant to the Shareholders Agreement and this Agreement, (ii) transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States and (iii) any Liens granted in connection with a general pledge of Covered Shares to the Shareholder’s prime broker, which do not and will not affect the Shareholder’s Beneficial Ownership of the Covered Shares.  As of the date of this Agreement, the Existing Shares and the Warrant Shares constitute all of the Common Shares Beneficially Owned by the Shareholder, and the Shareholder does not Beneficially Own any (i) shares of capital stock or voting securities of the Company or (ii) options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company other than the Covered Shares.  Except to the extent Covered Shares are Transferred after the date of this Agreement pursuant to a Permitted Transfer, the Shareholder is the sole Beneficial Owner and has and will have at all times during the term of this Agreement sole Beneficial Ownership, sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 2 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares Beneficially Owned by the Shareholder at all times through the Closing Date.

(c)           Warrant.  The Shareholder is the owner of record and Beneficial Owner of the warrant to acquire Common Shares of the Company granted to the Shareholder pursuant to the Warrant Agreement (the “Warrant”), free and clear of any Liens and any other limitations or restrictions (including any restrictions on the right to vote), other than (i) any Liens pursuant to the Shareholders Agreement and this Agreement, (ii) transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States and (iii) any Liens granted in connection with a general pledge of the Warrant to the Shareholder’s prime broker, which do not and will not affect the Shareholder’s Beneficial Ownership of the Warrant.  The Shareholder has not transferred, assigned or otherwise disposed of the Warrant or any interest therein.  The Shareholder acknowledges and agrees that, at the Effective Time, the Warrant will be redeemed or cancelled in exchange for the right to receive the consideration set forth in the Merger Agreement and the amount of distributions made by the Company (and its applicable predecessors) that the Shareholder is entitled to under the terms of the Warrant Agreement, and that no other amounts shall be due to the Shareholder in respect of the Warrant or the Warrant Agreement.

(d)           Non-Contravention.  The execution, delivery and performance of this Agreement by the Shareholder do not and will not (i) contravene or conflict with, or result in any violation or breach of, any provision of the certificate of incorporation, bylaws or other comparable governing documents, as applicable, of the Shareholder, (ii) contravene or conflict with, or result in any violation or breach of, any Law or Order applicable to the Shareholder or by which any of its assets or properties is bound, (iii) conflict with or result in any violation, termination, cancellation or breach of, or constitute a default (with or without notice or lapse of time or both) under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which it or any of its assets or properties is bound or (iv) result in the creation of any Liens upon any of the assets or properties of the Shareholder, except for any of the foregoing as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of the Shareholder to perform its obligations hereunder or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

(e)           Consents and Approvals.  The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement and the consummation by it of the transactions contemplated by this Agreement will not, require the Shareholder to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Entity or other Person.

(f)            Reliance by Parent. The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of the Shareholder contained herein.

(g)           No Litigation.  As of the date of this Agreement, there is no suit, claim, action, investigation or other proceeding pending or, to the knowledge of the Shareholder, threatened against the Shareholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of the Shareholder to perform the Shareholder’s obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE 4

OTHER COVENANTS

4.1          No Proxies for or Unauthorized Transfer of Shares.  During the term of this Agreement, the Shareholder shall not, directly or indirectly, (a) grant any proxies, or enter into any voting trust or other Contract, with respect to the voting of any of the Covered Shares, or (b) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein unless such Transfer is a Permitted Transfer.

4.2          Stop Transfer Order. In furtherance of this Agreement, concurrently herewith the Shareholder shall and hereby does authorize Parent to notify the Company’s transfer agent that there is a stop transfer order with respect to all Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares). The Shareholder further agrees to cause the Company not to register the transfer of any certificate representing any of the Covered Shares unless such transfer is made in accordance with the terms of this Agreement.

4.3          Accredited Investor.  The Shareholder hereby agrees to promptly provide, from time to time, any information that the Paying Agent or Parent reasonably requests in verifying that the Shareholder is an “accredited investor” within the meaning of  Rule 501(a) under the Securities Act of 1933, as amended, including, but not limited to, the information referenced in Rule 506(c)(2)(ii) of Regulation D under the Securities Act of 1933, as amended.

4.4          Stock Dividends, etc.  In the event of a reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares or other similar transaction, or if any stock dividend or stock distribution is declared, in each case affecting the Covered Shares, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities of the Company into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. The Shareholder hereby agrees, while this Agreement is in effect, promptly to notify the Sellers of the number of any new Common Shares with respect to which Beneficial Ownership is acquired by the Shareholder, if any, after the date hereof and before the Effective Time. Any such shares shall automatically become subject to the terms of this Agreement as Covered Shares as though owned by the Shareholder as of the date hereof.

4.5          No Solicitation.  The Shareholder hereby agrees that it shall not, and shall cause its Subsidiaries, Affiliates and its and their respective representatives not to, directly or indirectly, take any action that the Company is otherwise prohibited from taking under Section 7.5(a) of the Merger Agreement (which, for the avoidance of doubt, for the purposes of this Section 4.5 only, shall be deemed to be the Merger Agreement in effect on the date hereof). The Shareholder agrees that it shall, and shall cause its Subsidiaries, Affiliates and its and their respective representatives to, immediately cease and cause to be terminated all discussions or negotiations with any Person conducted heretofore with any Person other than Parent with respect to any Acquisition Proposal.  Notwithstanding the foregoing, the Shareholder, directly or indirectly through its Affiliates, directors, officers, employees, representatives, advisors or other intermediaries, may, prior to the Company Shareholders Meeting, engage in negotiations or discussions with any Person (and its representatives, advisors and intermediaries) that has made an unsolicited bona fide written Acquisition Proposal not resulting from or arising out of a breach of this Section 4.5 or Section 7.5(b) of the Merger Agreement; provided that the Shareholder shall be permitted to engage in such negotiations or discussions if, and only if, prior to doing so, the Company’s Board of Directors determines pursuant to Section 7.5(b) of the Merger Agreement that such Acquisition Proposal constitutes or would reasonably be expected to lead to, a Superior Proposal.

4.6          Waiver of Actions.  The Shareholder hereby irrevocably and unconditionally agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, any of the other parties to the Merger Agreement or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any proceeding (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into this Agreement or the Merger Agreement. The Shareholder hereby (i) irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights to demand appraisal of the Covered Shares or rights of dissent, and (ii) agrees to receive payment for the Covered Shares under the DGCL as applicable to the Company pursuant to the LLC Agreement.

4.7          Further Assurances.  In addition to Section 4.3, during the term of this Agreement, from time to time, at Parent’s request and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.  Without limiting the foregoing, the Shareholder hereby authorizes Parent and the Company to publish and disclose in the Proxy Statement and in any other announcement or disclosure required by applicable Law the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement; provided, that in advance of any such announcement or disclosure, the Shareholder shall be afforded a reasonable opportunity to review and approve (not to be unreasonably withheld or delayed) such announcement or disclosure.  The Shareholder agrees to notify Parent and the Company as promptly as practicable of any required corrections with respect to any written information supplied by the Shareholder specifically for use in any such disclosure document.  Except as otherwise required by applicable Law or listing agreement with a national securities exchange or a Governmental Entity, the Company and Parent will not make any other disclosures regarding the Shareholder in any press release or otherwise without the prior written consent of the Shareholder (not to be unreasonably withheld or delayed).

ARTICLE 5

MISCELLANEOUS

5.1          Termination.  This Agreement and all obligations of the parties hereunder shall automatically terminate on the earliest to occur of (i) the Closing Date and (ii) the date of termination of the Merger Agreement in accordance with its terms, and after the occurrence of any such applicable event this Agreement shall terminate and be of no further force; provided, however, the provisions of (i) this Section 5.1 and Sections 5.3 through 5.13 shall survive any termination of this Agreement and (i) Sections 4.1 and 4.3 shall survive until the Shareholder has received its Merger Consideration in accordance with Section 2.4 of the Merger Agreement.

5.2          No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent and Merger Sub shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3          Notices.  All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

(a)           if to Parent to:

F.A.B. Holdings I LP
c/o F.A.B. Partners LP

13 Castle Street

St Helier, Jersey JE4 5UT

Attention:  Michele Faissola and Hugh Nineham

Facsimile: +44 1534 769770

Email: Michele@faissola.com and hugh.nineham@btinternet.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Harvey Eisenberg, Esq.

Jaclyn L. Cohen, Esq.

Facsimile: (212) 310-8007

E-mail: Harvey.Eisenberg@weil.com

Jackie.Cohen@weil.com

(b)           if to the Shareholder:

DFR Holdings, LLC

c/o Columbus Nova

900 Third Avenue, 19th Floor

New York, NY 10022

Attention: Jason Epstein

Facsimile: (212) 308-6623

E-mail: jepstein@columbusnova.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: David S. Allinson, Esq.

Facsimile: (212) 751-4864

E-mail: David.Allinson@lw.com

(c)           if to the Company:

CIFC LLC

250 Park Avenue

4th Floor

New York, NY 10177

Attention: Julian Weldon, Secretary

Facsimile: 212-441-4011

Email: jweldon@cifc.org

with a copy (which shall not constitute notice) to:

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Attention: Derek Winokur, Esq.

Facsimile: 212-698-3599

Email: derek.winokur@dechert.com

All such notices or communications shall be deemed to have been delivered and received:  (a) if delivered in person, on the day of such delivery, (b) if by facsimile or electronic mail before 5:00 p.m. Eastern Time when transmitted and receipt is confirmed, the day on which such facsimile or electronic mail was sent; (c) if by facsimile or electronic mail after 5:00 p.m. Eastern Time when transmitted and receipt is confirmed, on the following Business Day on which such facsimile or electronic mail was sent; provided in the case of clauses (b) and (c), that receipt is personally confirmed by telephone, (d) if by certified or registered mail (return receipt requested), on the seventh (7th) Business Day after the mailing thereof or (d) if by reputable overnight delivery service, on the second (2nd) Business Day after the sending thereof.

5.4          Interpretation.  Unless the express context otherwise requires:

(a)           the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)           terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)           references herein to a specific Section, Subsection, Recital or Schedule  shall refer, respectively, to Sections, Subsections, Recitals or Schedules of this Agreement;

(d)           wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(e)           references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 5.4 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(f)            references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(g)           with respect to the determination of any period of time, (i) the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and (ii) time is of the essence;

(h)           the word “or” shall be disjunctive but not exclusive;

(i)            references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(j)            references herein to any Contract mean such Contract as amended, supplemented or modified (including by any waiver) in accordance with the terms thereof;

(k)           the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement; and

(l)            if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

5.5          Entire Agreement.  This Agreement and the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, contain all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

5.6          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)           This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another State to otherwise govern this Agreement.

(b)           Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party(ies) hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in any state or federal court in the State of Delaware.  Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.3 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof.  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 5.6(b), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that any judgment rendered by the aforesaid courts may also be enforced in alternative jurisdictions.

(c)           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6.

5.7          Amendment; Waiver.  This Agreement may not be amended or modified in any way except by an instrument in writing signed by Parent and the Shareholder.  Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to Parent and the Shareholder.

5.8          Remedies.

(a)           The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, that monetary damages may not be adequate compensation for any loss incurred in connection therewith, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Delaware Court of Chancery or any state or federal court in the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith.  The parties hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.

(b)           Any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity.  The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

(c)           Each of the parties hereto agrees that any injunction or injunctions granted by the aforesaid courts may also be enforced in alternative jurisdictions.

5.9          Release.  Effective as of the Closing Date (but only if the Closing actually occurs), except for any rights or obligations under this Agreement and the Merger Agreement, and the right to receive dividends pursuant to Section 4.03 of the Warrant Agreement in an amount equal to $1.59 per share, plus any dividends paid after the date hereof and prior to the Closing Date, the Shareholder, on behalf of itself and each of its Subsidiaries (other than the Company and its Subsidiaries) and controlled Affiliates, and each of their respective current and former officers, directors, employees, shareholders, partners, members, advisors, successors and assigns (collectively, the “Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges Parent, Merger Sub, the Surviving Company, each of the Subsidiaries of the Surviving Company and each of their respective current and former officers, directors, employees, shareholders, partners, managers, members, advisors, successors and assigns (collectively, the “Released Parties”) of and from any and all actions, causes of action, suits, proceedings, executions, judgments, duties, debts, dues, accounts, bonds, contracts and covenants (whether express or implied), and claims and demands whatsoever whether in law or in equity (whether based upon contract, tort or otherwise) which the Releasing Parties may have against any of the Released Parties, in each case in respect of any matter arising prior to the Effective Time (including, without limitation, (i) the Consulting Services Agreement, dated as of August 15, 2014, by and between CIFC Corp. and DFR Holdings, LLC (as amended, the “Consulting Services Agreement”) and (ii) the Shareholders Agreement) (collectively, the “Released Claims”).  The Releasing Parties hereby irrevocably covenant to refrain from, directly or indirectly, asserting any Released Claim against any Released Party before any Governmental Entity.  The Releasing Parties waive the benefit of any statute or rule of law, which, if applied to the foregoing, would otherwise exclude from its binding effect any claim not known by the Releasing Parties on the date hereof.  The provisions of this paragraph are intended to be for the benefit of, and enforceable by, the Released Parties referenced in this paragraph, and each such Person shall be a third-party beneficiary of this paragraph.

5.10        Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement.  If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

5.11        Successors and Assigns; Third Party Beneficiaries.  Except in connection with a Permitted Transfer (which Permitted Transfer shall not relieve the Shareholder of its obligations hereunder), no party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights or liabilities under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute discretion.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Any purported assignment without such prior written consent shall be void.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.12        Rules of Construction.  The parties have participated jointly in negotiating and drafting this Agreement.  If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

5.13        Shareholder Capacity.  Notwithstanding anything contained in this Agreement to the contrary, the representations, warranties, covenants and agreements made herein by the Shareholder are made solely with respect to the Shareholder and the Covered Shares. The Shareholder is entering into this Agreement solely in its capacity as the Beneficial Owner of such Covered Shares and nothing herein shall limit or affect any actions taken by any officer or director of the Company (or a Subsidiary of the Company) solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company), including, without limitation, to the extent applicable, participating in his or her capacity as a director of the Company in any discussions or negotiations in accordance with Section 7.5(b) of the Merger Agreement.  Nothing contained herein, and no action taken by the Shareholder pursuant hereto, shall be deemed to constitute the parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

5.14        Termination of Shareholders Agreement.  Pursuant to Section 5.1(a)(i) of the Shareholders Agreement, the Company and the Shareholder hereby agree and acknowledge that the Shareholders Agreement shall, effective upon the Effective Time, be terminated in its entirety and be of no further force and effect, and that neither the Company, the Shareholder nor any of their respective successors in interest, shall have any further rights, liabilities, obligations, covenants, agreements or claims with respect to the Shareholders Agreement.

5.15        Consulting Fee.  Notwithstanding anything to the contrary in the Consulting Services Agreement, each of the Shareholder and the Company hereby acknowledges and agrees that: (i) the penultimate sentence of Section 4(a) of the Consulting Services Agreement shall survive the Closing, (ii) if the Closing occurs prior to December 31, 2016, the Shareholder shall return to the Company on the Closing Date a portion of the Fee (as defined in the Consulting

Services Agreement) attributable to calendar year 2016, as determined in accordance with Section 4(a) of the Consulting Services Agreement and (iii) in respect of the Fee attributable to calendar year 2017 (the “2017 Fee”), (A) the Shareholder’s right to receive any portion of the 2017 Fee shall be deferred, and the Company shall not pay to the Shareholder any portion of the 2017 Fee, unless and until the Merger Agreement in validly terminated in accordance with its terms and (B) if the Closing occurs, the Shareholder shall be deemed to have irrevocably and unconditionally waived its right to receive any portion of the 2017 Fee, and upon the Closing, the Consulting Services Agreement shall be terminated in its entirety and be of no further force and effect with no payments or amounts due thereunder.

5.16        Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

5.17        Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

F.A.B. Holdings I LP

By: F.A.B. Financial Investments GP Limited, its General Partner

By:	/s/ Tamara Williams
Name: Tamara Williams
Title: Director

By:	/s/ Peter Rioda
Name: Peter Rioda
Title: Director

CIFC LLC

By:	/s/ Julian Weldon
Name: Julian Weldon
Title: Secretary

DFR Holdings, LLC

By:	/s/ Andrew Intrater
Name: Andrew Intrater
Title: Managing Member

Schedule 1

SHAREHOLDER INFORMATION

Name	Number of Common Shares
DFR Holdings, LLC	18,822,175